                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            Acorn Investment Trust
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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[X]  No fee required

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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


                            ACORN INVESTMENT TRUST
                      227 WEST MONROE STREET, SUITE 3000
                         CHICAGO, ILLINOIS 60606-5016
                           TOLL FREE 1-888-414-5566

                                                          October 24, 1997

Dear Shareholder:

  You are cordially invited to attend a special meeting of shareholders of Acorn Investment Trust which will be held on Tuesday, December 9, 1997 at 9:00 a.m. Central time, at First Chicago Center, 30 South Dearborn Street, Plaza Level, Chicago, Illinois 60602.

  At the meeting, you will be asked to vote on a new advisory agreement between Acorn and Wanger Asset Management, L.P. The new agreement increases the fees paid by Acorn Fund to Wanger Asset Management. The Acorn board of trustees considered this very important proposal in great detail in a series of meetings over the last several months. The information we considered is summarized in this proxy statement. After a thorough and painstaking evaluation, we unanimously concluded that the proposed fee changes were in the best interests of Acorn and its shareholders. The board urges you to vote for approval of the new advisory agreement, too.

  Enclosed with this letter are answers to the most commonly asked questions about this proposal, the formal notice of the meeting, and the proxy statement, which gives detailed information about the proposed changes and why the board recommends that you vote to approve them. IF YOU HAVE ANY QUESTIONS ABOUT THE ENCLOSED PROXY OR NEED ANY ASSISTANCE IN VOTING YOUR SHARES, PLEASE CONTACT OUR PROXY SOLICITOR, D.F. KING & CO., TOLL-FREE AT 1-888-414-5566.

  Your vote is important. Please complete, sign and date the enclosed proxy card and return it in the enclosed envelope. This will ensure that your vote is counted, even if you can't attend the meeting in person.

                                 Sincerely,

                                 /s/ Irving B. Harris
                                 Irving B. Harris
                                 Chairman of the Board

                            ACORN INVESTMENT TRUST

                      ANSWERS TO SOME IMPORTANT QUESTIONS

 .   WHAT CHANGES ARE YOU PROPOSING TO MAKE TO ACORN FUND'S FEES?

  Acorn is proposing to enter into a new advisory agreement with Wanger Asset Management, L.P. ("WAM") that will increase the fees paid by Acorn Fund. Acorn Fund's management fee and total expense ratio for the six months ended June 30, 1997 are shown below on an actual and pro forma basis, as if the proposed new fees had been in place throughout that period (see "Changes for Acorn Fund--The Effects of the Changes" in the Proxy Statement for more information about this):

                                                                CURRENT PROPOSED
                                                                ------- --------
      Management Fee...........................................  0.44%   0.69%
      Total Expense Ratio......................................  0.57%   0.87%

  We strongly believe Acorn Fund remains an extremely good value for its shareholders. In thinking about the proposed fee increase, keep these things in mind:

  . There are no hidden costs--no 12b-1 fees, sales charges, front-end charges or back-end charges. Acorn's total expense ratio represents all fund expenses--management fee, shareholder servicing costs, fund accounting, custody costs, transfer agent costs, legal and reporting fees.

  . Even with the proposed fee increase, Acorn Fund's total expense ratio remains nearly 42% below that of the average small cap equity mutual fund.

 .   HOW DOES THE PROPOSED ACORN FUND FEE COMPARE TO THE FEES OF OTHER SMALL
    CAP MUTUAL FUNDS?

  Our proposed fee is much lower than the fee of the average small cap mutual fund:

  .   PROPOSED ACORN FUND TOTAL EXPENSE RATIO--.87%
      Average small cap mutual fund total expense ratio--1.50%

  .   PROPOSED ACORN FUND MANAGEMENT FEE--.69%
      Average small cap mutual fund management fee--.79%

  WHAT'S MORE, OF THE 396 SMALL COMPANY MUTUAL FUNDS TRACKED BY LIPPER ANALYTICAL SERVICES, INC., 369 FUNDS, OR 90%, HAD TOTAL EXPENSE RATIOS IN THEIR MOST RECENT FISCAL YEARS HIGHER THAN THE TOTAL EXPENSE RATIO PROPOSED FOR ACORN FUND. See "Factors Considered by the Board of

Trustees--Comparative Fees and Expense Ratios" in the Proxy Statement for more details.

 .   HOW WOULD THE PROPOSED FEES AFFECT PERFORMANCE?

  The blue line on the mountain chart below shows that $10,000 invested in Acorn Fund on June 10, 1970 was worth $674,822 as of June 30, 1997. The green line on the graph shows that investors' return would have been almost as great--$651,364--if the proposed fees had been in place during the life of Acorn Fund.

                  VALUE OF A $10,000 INVESTMENT IN ACORN FUND
                          JUNE 10, 1970-JUNE 30, 1997

                             [GRAPH APPEARS HERE]

               ACTUAL     PROPOSED
6/10/70        10,000      10,000
6/30/70         9,695       9,696
   1971        17,398      17,381
   1972        20,562      20,530
   1973        13,635      13,613
   1974        12,507      12,485
   1975        15,952      15,910
   1976        20,503      20,433
   1977        26,617      26,498
   1978        30,096      29,947
   1979        40,132      39,906
   1980        49,114      48,799
   1981        64,187      63,739
   1982        53,693      53,284
   1983        87,777      87,038
   1984        79,420      78,664
   1985       107,114     105,974
   1986       141,433     139,736
   1987       164,954     162,735
   1988       169,952     167,398
   1989       204,231     200,746
   1990       229,699     225,341
   1991       226,552     221,762
   1992       278,840     272,451
   1993       393,416     383,624
   1994       404,707     393,572
   1995       458,857     445,093
   1996       572,745     554,233
6/30/97       674,822     651,364

  Another way to look at this is to compare average annual total returns. The chart below shows Acorn Fund's actual average annual total return for various periods ended June 30, 1997, compared to what those returns would have been if the proposed new fees had been in effect throughout those periods:

                                          1 YEAR 5 YEARS 10 YEARS 20 YEARS LIFE
                                          ------ ------- -------- -------- ----
   Actual (blue line)....................  17.8%  19.3%    15.1%    17.5%  16.8%
   Proposed (green line).................  17.5   19.0     14.9     17.4   16.7

  See "Factors Considered by the Board of Trustees--Impact of the Proposed Fees on Performance" in the Proxy Statement for more information about Acorn Fund's performance.

 .   WHAT IS THE PURPOSE OF THE FEE INCREASE?

  Finding good small company stocks the Acorn way is very labor intensive. Consistent with the Acorn investment strategy, analysts of Wanger Asset Management, L.P. are stock market talent scouts who try to add value by doing their homework, rather than following the pack. WAM analysts meet with management of portfolio companies, make on-site tours and talk with those companies' suppliers and competitors as much as possible. The fee increase will give Wanger Asset Management the resources to continue to compete for top analytical talent. WAM will also have expanded resources to increase its client servicing staff and improve internal systems.

 .   HOW DOES THIS PROPOSAL AFFECT ACORN INTERNATIONAL AND ACORN USA?

  THERE WILL BE NO CHANGE IN THE TOTAL RATES OF FEE PAID BY ACORN INTERNATIONAL AND ACORN USA. The new advisory agreement would change the timing of calculation of Acorn International's advisory fee (which would have the effect of speeding up the impact of changes in Acorn International's assets on the advisory fee). The new agreement would split the services provided by WAM to Acorn International and Acorn USA into advisory and administrative components and require Acorn International to pay all of its own trade association dues. See "Changes for Acorn International" and "Changes for Acorn USA" in the Proxy Statement.

 .HOW DO I VOTE?

  You can vote:

  . BY MAIL--sign and date your proxy card, and mail it back to us in the enclosed postage-paid envelope.

  . BY TELEPHONE--You may register your vote by telephone by calling TOLL FREE 1-888-414-5566. Your call will be taken by a representative of D.F. King & Co., which is working for Acorn to handle this. Details about voting by telephone are in the Proxy Statement, under the heading "How Proxies Are Being Solicited."

  You may also vote in person if you are able to attend the meeting. However, even if you plan to attend, we urge you to cast your vote by mail or by telephone. That will ensure that your vote is counted, even if your plans change.

  If you have more than one Acorn account, you will have received more than one proxy card. PLEASE SIGN ALL THE CARDS YOU RECEIVED AND RETURN THEM IN THE POSTAGE-PAID ENVELOPE.

    This information summarizes information that is included in more detail in the Proxy Statement. We urge you to read the Proxy Statement carefully.

             If you have questions, call TOLL FREE 1-888-414-5566.

                            ACORN INVESTMENT TRUST
                      227 WEST MONROE STREET, SUITE 3000
                         CHICAGO, ILLINOIS 60606-5016
                           TOLL FREE 1-888-414-5566

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TUESDAY, DECEMBER 9, 1997

  A special meeting of shareholders of Acorn Investment Trust will be held at First Chicago Center, 30 South Dearborn Street, Plaza Level, Chicago, Illinois 60602, at 9:00 a.m., Central time, on Tuesday, December 9, 1997. At the meeting, shareholders will be asked to consider and act upon the following proposals:

    1. To approve a proposed new Investment Advisory Agreement between Acorn Investment Trust and Wanger Asset Management, L.P. relating to each of Acorn Fund, Acorn International and Acorn USA;

    2. To ratify the selection of Ernst & Young LLP as the Funds' indepen-dent public accountants for the fiscal year ending December 31, 1997; and

    3. To transact any other business that properly comes before the meet-ing.

  Shareholders of record as of the close of business on October 1, 1997 are entitled to vote at the meeting (or any adjournments of the meeting). This proxy statement and proxy card are being mailed to shareholders on or about October 24, 1997.

                                 By Order of the Board of Trustees,

                                 /s/ Merrillyn J. Kosier
                                 Merrillyn J. Kosier

                                 Senior Vice President and Secretary

October 24, 1997
Chicago, Illinois


 WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE
 COMPLETE AND RETURN THE ENCLOSED PROXY CARD(S). YOU MAY STILL
 VOTE IN PERSON IF YOU ATTEND THE MEETING.

                            ACORN INVESTMENT TRUST
                      227 WEST MONROE STREET, SUITE 3000
                         CHICAGO, ILLINOIS 60606-5016
                           TOLL FREE 1-888-414-5566

                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                               DECEMBER 9, 1997

  This proxy statement is being sent to you by the board of trustees of Acorn Investment Trust. The board is asking you to complete and return the enclosed proxy card(s), permitting your shares of Acorn Fund, Acorn International or Acorn USA to be voted at the meeting, even if you cannot attend the meeting in person.

  The meeting will be held at First Chicago Center, 30 South Dearborn Street, Plaza Level, Chicago, Illinois 60602, at 9:00 a.m. Central time, on Tuesday, December 9, 1997.

  Shareholders of record at the close of business on October 1, 1997 (called the "record date") are entitled to vote at the meeting.

  You should also have received Acorn's annual report to shareholders for the fiscal year ended December 31, 1996. IF YOU WOULD LIKE ANOTHER COPY OF THE ANNUAL REPORT OR THE SEMIANNUAL REPORT FOR THE FIRST HALF OF 1997, PLEASE WRITE TO ACORN AT THE ADDRESS SHOWN AT THE TOP OF THIS PAGE OR TELEPHONE 1-800-9-ACORN-9. THE REPORTS WILL BE SENT TO YOU WITHOUT CHARGE.

  For convenience, Acorn Investment Trust is referred to in this proxy statement as "Acorn" or "the Trust." Acorn Fund, Acorn International and Acorn USA are referred to individually as a "Fund" and together as the "Funds."

                             SUMMARY OF PROPOSALS

  You are being asked to vote on two proposals -- a new advisory agreement and ratification of the board's selection of auditors for the Funds. The shareholders of each of the Funds will vote separately on each proposal. The advisory agreement proposal affects the Funds differently, as described in the next section of this proxy statement.

                                  PROPOSAL 1
                            NEW ADVISORY AGREEMENT

SUMMARY

  Acorn's board of trustees has unanimously approved a new advisory agreement for the Funds. As described in more detail under the heading "Factors Considered by the Board of Trustees," this recommendation is the result of evaluation, by the investment advisory agreements committee of the board and by the full board, of a substantial amount of information, including information prepared by independent sources and by Wanger Asset Management, L.P. (called "WAM" in this proxy statement), over a period of several months. The new agreement makes two principal changes from the old agreements. First, the services provided by WAM would be divided between investment advisory and administrative services, and a separate fee would be paid for each. Second, the breakpoints in Acorn Fund's fee schedule would be changed and the rate of fee payable on larger amounts of assets would be increased. As a result, the total amount of the fees (advisory and administrative) paid by Acorn Fund to WAM would be increased, although the top rate of advisory fee would be unchanged at .75%. The fees paid by Acorn International and Acorn USA to WAM would be divided between advisory and administrative services, but THE TOTAL RATE OF FEE PAID TO WAM BY ACORN INTERNATIONAL AND ACORN USA AS A PERCENTAGE OF THEIR RESPECTIVE ASSETS WOULD NOT BE INCREASED OR DECREASED.

  THE BOARD OF TRUSTEES UNANIMOUSLY URGES YOU TO VOTE IN FAVOR OF THE NEW ADVISORY AGREEMENT. The changes are explained (separately for each Fund) in the discussion below and the reasons for the board's decision are given. The terms of the new agreement are summarized and compared to the old agreements (and a complete copy of the new agreement is attached as Exhibit A to the proxy statement). Finally, more information about WAM is provided.

CHANGES FOR ACORN FUND

  Change in the Rate of Fee. WAM has served as investment adviser to Acorn since June 30, 1992, and the principals of WAM were responsible for Acorn Fund's management before that time for Acorn's prior investment adviser. The current fee schedule for Acorn Fund was established effective July 1, 1992, when the breakpoints were modified to effectively reduce the rate of fee as assets increased.

  The following table summarizes the rate of compensation currently payable to WAM by Acorn Fund and the annual rate of compensation that will be paid by Acorn Fund if the new agreement is approved by shareholders:

     ANNUAL ADVISORY FEE RATES, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
     ----------------------------------------------------------------------
      OLD AGREEMENT                                           NEW AGREEMENT
      -------------                                           -------------
   0.75% of the first                                      0.75% of the first
     $100 million                                          $700 million
   0.50% of net assets                                     0.70% of net assets
     above $100 million                                    above $700 million
     to $1.5 billion                                       to $2 billion
   0.40% of net assets                                     0.65% of net assets
     above $1.5 billion                                    above $2 billion

  Separation of Advisory and Administrative Services. WAM now provides both investment advisory and administrative services to Acorn Fund, both of which are covered under the old advisory agreement. The new advisory agreement covers only investment advisory services. If the new agreement is approved by Acorn Fund's shareholders, Acorn will also enter into an administrative services agreement with WAM under which WAM will provide the same administrative services it provides now for a separate fee (also calculated daily and paid monthly) at the annual rate of .05% of Acorn Fund's average daily net assets. See "Factors Considered by the Board of Trustees -- Other Factors" and "Description of the Administration Agreement," below.

  Change in Timing of Calculation of Advisory Fee. Under the old agreement, Acorn Fund's fees to WAM are calculated quarterly, at the beginning of each quarter, and paid in three monthly installments during the quarter. This method of calculation has been unchanged since Acorn Fund began operations in 1970, and is a reflection of the manual accounting systems that were then in place. It is now customary (because of computerized accounting systems) to calculate mutual fund expenses daily and pay them monthly (which is how Acorn USA pays its advisory fees, and how all of the Acorn Funds calculate most of their expenses). Under the new agreement, the advisory fee would be calculated daily and paid monthly. This change has the effect of speeding up the impact on the advisory fee of changes in the level of the Fund's assets. During periods when Fund assets are growing, WAM will get the benefit of the resulting increase in its total compensation sooner. On the other hand, if the Fund's assets are falling, WAM's fee will shrink faster. If Fund assets are level, the change makes no difference at all.

  The Effect of the Changes. The table below shows the total advisory fees paid by Acorn Fund during 1996 and the first half of 1997, and the fees (advisory and administrative) that would have been paid if the new agreement, and the new administration agreement, had been in place throughout those periods, and the difference between the actual fees and pro forma fees (including both advisory and administrative fees) expressed as a percentage of average net assets:

                                   PRO FORMA  PRO FORMA
                        ACTUAL     FEES--NEW   FEES --
                       ADVISORY    ADVISORY     ADMIN.    PRO FORMA
                         FEES        AGMT.      AGMT.    TOTAL FEES  DIFFERENCE
                      ----------- ----------- ---------- ----------- ----------
1996................. $12,437,000 $19,005,897 $1,358,146 $20,364,043    63.7%
1st half of 1997.....   6,520,454  10,221,770    734,367  10,956,137    68.0

  The investment advisory fees paid to WAM by Acorn Fund for 1995 and 1994 were $10,429,000 and $9,750,000, respectively.

  In addition to the changes in the rates of fee described above, the new agreement also requires that Acorn Fund pay 100% of its allocable portion of any trade association dues. Under the old agreement, WAM paid one-half that expense. In 1996, the portion paid by WAM was $33,492.

  The next table shows the actual operating expenses incurred by Acorn Fund during 1996 and the first half of 1997, and the expenses that would have been incurred had the new fee arrangements been in place throughout those periods, in each case expressed as a percentage of Acorn Fund's average net assets:

                                                     1996       1ST HALF OF 1997
                                               ---------------- ----------------
                                               ACTUAL PRO FORMA ACTUAL PRO FORMA
                                               ------ --------- ------ ---------
Management fees...............................  .46%    .70%     .44%    .69%
12b-1 fee.....................................  None    None     None    None
Other expenses................................  .11%    .16%     .13%    .18%
                                                ----    ----     ----    ----
  Total fund operating expenses...............  .57%    .86%     .57%    .87%

 Example

  The following illustrates the expenses on a $1,000 investment in Acorn Fund under the existing and new fee arrangements stated above using 1996 data, assuming (1) five percent annual return and (2) redemption at the end of each time period:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Present Fee Arrangement.........................  $ 6     $18     $32     $ 71
New Fee Arrangement.............................    9      27      48      106

  The purpose of this example and table is to assist you in understanding how the various costs and expenses of investing in shares of Acorn Fund will change as a result of the proposed new fee arrangements. Acorn Fund's actual expenses and investment performance vary from year to year and will result in expenses that may be higher or lower than those shown in the table.

CHANGES FOR ACORN INTERNATIONAL

  THERE WILL BE NO CHANGE IN THE TOTAL RATE OF FEE PAID BY ACORN
INTERNATIONAL. The new agreement would change the timing of calculation of

Acorn International's advisory fee, split the services provided by WAM into advisory and administrative components (and split the old advisory fee to match), and require Acorn International to pay all of its own trade association dues.

  The following table summarizes the rates of compensation currently payable to WAM by Acorn International and the annual rates of compensation that will be paid by Acorn International if the new agreement is approved by shareholders. THERE WILL BE NO OVERALL CHANGE IN THE RATE OF FEES PAID BY ACORN INTERNATIONAL TO WAM; the reduction in the advisory fee that would be made by the new agreement will be offset by the fee under the administration agreement.

                                                               ANNUAL RATES OF
                                                                ADVISORY FEE
                                                             -------------------
                                                                OLD       NEW
ASSETS                                                       AGREEMENT AGREEMENT
------                                                       --------- ---------
$0 to $100 million..........................................   1.25%     1.20%
$100 million to $500 million................................   1.00      0.95
over $500 million...........................................   0.80      0.75

  Under the old agreement, Acorn International's fees to WAM were calculated quarterly at the beginning of the quarter and paid in three monthly installments. Under the new agreement, the advisory fee would be calculated daily and paid monthly, which is the method most commonly used by mutual funds. As with Acorn Fund, this change has the effect of speeding up the impact on the advisory fee of changes in the level of the Fund's assets. During periods when Fund assets are growing, WAM will get the benefit of the resulting increase in its total compensation sooner. On the other hand, if Fund assets are falling, WAM's fee will shrink faster. If Fund assets are level, the change makes no difference at all.

  As with Acorn Fund, WAM now provides both investment advisory and administrative services to Acorn International, both of which are covered under the old advisory agreement. The new advisory agreement covers only investment advisory services. If the new agreement is approved by Acorn International's shareholders, Acorn will also enter into an administrative services agreement with WAM for Acorn International under which WAM will provide the same administrative services it provides now for a separate fee (also calculated daily and paid monthly) at the annual rate of .05% of Acorn International's average daily net assets.

  The Effect of the Changes. The table below shows the total advisory fees paid by Acorn International during 1996 and the first half of 1997, and the fees (advisory and administrative) that would have been paid if the new agreement, and the new administration agreement, had been in place throughout those periods, and the difference between the actual fees and pro forma fees (including both advisory and administrative fees) expressed as a percentage of average net assets. The entire pro forma increase for the periods shown is the result of the change from monthly to daily calculation of the fee, because Acorn International's assets were generally growing throughout those periods.

                                    PRO FORMA  PRO FORMA
                         ACTUAL     FEES--NEW   FEES --
                        ADVISORY    ADVISORY    ADMIN.    PRO FORMA
                          FEES        AGMT.      AGMT.   TOTAL FEES  DIFFERENCE
                       ----------- ----------- --------- ----------- ----------
1996.................. $13,255,000 $12,973,190 $781,546  $13,754,736    3.8%
1st half of 1997......   7,917,752   7,673,289  469,886    8,143,175    2.8

  The investment advisory fees paid to WAM by Acorn International for 1995 and 1994 were $11,667,000 and $11,561,000, respectively.

  Under the new agreement, Acorn International will be responsible for payment of all of its allocable portion of dues to any trade association. Under the old agreement, WAM paid one-half of Acorn International's dues. The half paid by WAM was $18,548 in 1996.

  The next table shows the actual operating expenses incurred by Acorn International during 1996 and the first half of 1997, and the expenses that would have been incurred had the new fee arrangements been in place throughout those periods, in each case expressed as a percentage of Acorn International's average net assets. The entire pro forma increase for the periods shown is the result of the change from monthly to daily calculation of the fee, because Acorn International's assets were generally growing throughout those periods. Had Acorn International's assets been decreasing throughout those periods, the pro forma total operating expenses for the periods would have been lower.

                                                     1996       1ST HALF OF 1997
                                               ---------------- ----------------
                                               ACTUAL PRO FORMA ACTUAL PRO FORMA
                                               ------ --------- ------ ---------
Management fee................................  .85%     .83%    .85%     .82%
12b-1 fee.....................................  None     None    None     None
Other expenses................................  .32%     .37%    .29%     .34%
                                               -----    -----   -----    -----
  Total fund operating expenses............... 1.17%    1.20%   1.14%    1.16%

 Example

  The following illustrates the expenses on a $1,000 investment in Acorn International under the existing and new fee arrangements stated above using 1996 data, assuming (1) five percent annual return and (2) redemption at the end of each time period:


                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Present Fee Arrangement.........................  $12     $37     $64     $142
New Fee Arrangement.............................   12      38      66      145

  The purpose of this example and table is to assist you in understanding how the various costs and expenses of investing in shares of Acorn International will change as a result of the proposed new fee arrangements. Acorn International's actual expenses and investment performance vary from year to year and will result in expenses that may be higher or lower than those shown in the table.

CHANGES FOR ACORN USA

  THERE WILL BE NO CHANGE IN ACORN USA'S TOTAL FEES. The only change that would be made by the new agreement for Acorn USA is the separation of advisory and administrative services.

  The following table summarizes the rates of compensation currently payable to WAM by Acorn USA and the annual rates of compensation that will be paid by Acorn USA if the new agreement is approved by shareholders. THERE WILL BE NO OVERALL CHANGE IN THE FEES PAID BY ACORN USA TO WAM; the reduction in the advisory fee that would be made by the new agreement will be offset by the fee under the administration agreement.

                                                               ANNUAL RATES OF
                                                                ADVISORY FEES
                                                             -------------------
                                                                OLD       NEW
ASSETS                                                       AGREEMENT AGREEMENT
------                                                       --------- ---------
$0 to $200 million..........................................   1.00%     0.95%
over $200 million...........................................   0.95      0.90

  As with Acorn Fund and Acorn International, WAM now provides both investment advisory and administrative services to Acorn USA, all of which are covered under the old advisory agreement. The new advisory agreement covers only investment advisory services. If the new agreement is approved by Acorn USA's shareholders, Acorn will also enter into an administrative services agreement with WAM for Acorn USA under which WAM will provide the same administrative services it provides now for a separate fee (also calculated daily and paid monthly) at the annual rate of .05% of Acorn USA's average daily net assets.

  Had the new agreement, and the new administration agreement, been in place during the period from September 4, 1996, when Acorn USA began operations, through June 30, 1997, the total (advisory and administrative) fees that would have been paid by Acorn USA would not have changed from those actually paid during that period.

  The following table shows the actual operating expenses incurred by Acorn USA during the period September 4, 1996 (commencement of operations) through December 31, 1996 and the first half of 1997, and the expenses that would have been incurred had the new fee arrangements been in place throughout those periods, in each case expressed as a percentage of Acorn USA's average net assets:

                                                         9/4/96 -   1ST HALF OF
                                                         12/31/96       1997
                                                       ------------ ------------
                                                               PRO          PRO
                                                       ACTUAL FORMA ACTUAL FORMA
                                                       ------ ----- ------ -----
   Management fees.................................... 1.00%  1.00% 1.00%  1.00%
   12b-1 fee..........................................  None   None  None   None
   Other expenses.....................................  .85%   .85%  .41%   .41%
                                                       -----  ----- -----  -----
   Total fund operating expenses...................... 1.85%  1.85% 1.41%  1.41%

 Example

  The following illustrates the expenses on a $1,000 investment in Acorn USA under the existing and new fee arrangements stated above using 1996 data, assuming (1) five percent annual return and (2) redemption at the end of each time period:

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
   Present Fee Arrangement.......................................  $19     $58
   New Fee Arrangement...........................................  $19     $58

  The purpose of this example and table is to assist you in understanding how the various costs and expenses of investing in shares of Acorn USA will change as a result of the proposed new fee arrangements. Acorn USA's actual expenses and investment performance vary from year to year and will result in expenses that may be higher or lower than those shown in the table.

  Acorn USA paid WAM investment advisory fees of $101,000 during the period September 4, 1996 through December 31, 1996.

  WAM advanced all of Acorn USA's organizational expenses, which are being amortized and reimbursed to WAM through September 2001. Any amount of organizational expenses amortized by Acorn USA in a period reduces assets for purposes of calculating the advisory fees payable to WAM for that period.

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES

  The Acorn board of trustees has for many years had a committee, consisting entirely of trustees who are not affiliated with WAM, which considers matters relating to the Funds' relationship with WAM and prepares recommendations for discussion and consideration by the full board of trustees. That committee met on April 21, 1997, and May 1, 1997, to consider whether changes to the old advisory agreements were advisable, and particularly whether a fee increase should be considered for Acorn Fund. The committee's recommendation was presented to the full board of trustees at a board meeting on May 27, 1997, was considered by the board at a meeting called especially for that purpose on July 22, 1997 and was approved by the board at a meeting on September 30, 1997.

  The trustees requested and received substantial information to assist in their decision. The trustees utilized reports prepared by Lipper Analytical Services, Inc. and Morningstar, Inc., both well recognized, independent services that monitor mutual fund expenses and performance, and significant amounts of information furnished by WAM.

  The committee and the board reviewed a variety of factors relating to the nature, quality and scope of the services provided by WAM, the performance of each Fund compared to relevant benchmarks, comparative fees and expense ratios, and the reasonableness of the proposed increase in the advisory fees for Acorn Fund in view of the fees paid by similar mutual funds.

  Investment Performance. In considering the new agreement and in approving the proposed fee increase for Acorn Fund, the committee and the board also considered the short- and long-term performance of Acorn Fund compared to the performance of other funds with comparable objectives and policies and compared to market indexes. The trustees analyzed reports on investment performance provided by Lipper. The reports presented the investment performance of Acorn Fund and Acorn International compared to relevant market indexes, a Lipper-selected peer group of similar mutual funds and the broader group of all mutual funds tracked by Lipper with comparable investment objectives.

  The trustees noted Lipper's conclusion that Acorn Fund's performance was above the median in five of the ten most recent years, below the median for the three- and five-year periods ended December 31, 1996 (annualized), and above the median for 1996 and the ten years then ended. An analysis of Acorn Fund's performance and expenses by Morningstar, Inc. concluded that Acorn Fund's long-term investment performance had been superior and had been achieved with relatively lower volatility than had been the case of many other funds.

  The following table shows Acorn Fund's investment performance for various periods ended June 30, 1997 compared to various indexes:

                                               AVERAGE ANNUAL TOTAL RETURNS
                                          --------------------------------------
                                          1 YEAR 5 YEARS 10 YEARS 20 YEARS LIFE
                                          ------ ------- -------- -------- -----
ACORN FUND............................... 17.8%   19.3%   15.1%    17.5%   16.8%
Russell 2000 Index....................... 16.3%   17.9%   11.2%     N/A     N/A
Lipper Small Company Funds Index.........  6.4%   17.4%   11.9%     N/A     N/A
Standard & Poor's 500 Index.............. 34.7%   19.8%   14.6%    15.9%   13.9%
S&P Mid Cap 400 Index.................... 23.3%   17.6%   15.2%     N/A     N/A

  The Russell 2000 is formed by taking the largest 3,000 public companies and then eliminating the largest 1,000, leaving a good small company index. The Lipper Small Company Funds Index is composed of the 30 largest small company growth funds, including Acorn Fund, tracked by Lipper Analytical Services, Inc. The Standard & Poor's 500 Stock Index is a broad market value-weighted average, blue-chip dominated. The S&P Mid Cap 400 Index is a market value-weighted index of 400 stocks that are in the next tier down in size from the S&P 500. All indexes are unmanaged and returns include reinvested dividends. All performance information shown for periods longer than one year is annualized. For Acorn Fund, the information shown is "average annual total return" calculated as described in the prospectus. Information for "Life" is from June 10, 1970, when Acorn Fund shares were first offered for sale to the public.

  The following table shows Acorn International's investment performance for various periods ended June 30, 1997 compared to various indexes:

                                                                AVERAGE ANNUAL
                                                  TOTAL RETURN   TOTAL RETURNS
                                                  ------------ -----------------
                                                                 1     3
                                                    6 MONTHS   YEAR  YEARS LIFE
                                                  ------------ ----- ----- -----
ACORN INTERNATIONAL..............................     8.2%     11.3% 11.9% 17.7%
EMI..............................................     5.2%      2.2%  4.5% 10.6%
EAFE.............................................    11.2%     12.8%  9.1% 13.1%
Lipper International Small Cap Funds Average.....    10.4%     13.5%  8.8% 14.2%
Lipper International Funds Average...............    12.5%     16.5% 10.9% 14.1%

  Information for "Life" is from September 23, 1992 when Acorn International first offered its shares for sale to the public. The EMI is Salomon Brothers' index of the bottom 20% of institutionally investable capital of countries, as selected by Salomon, excluding the U.S. EAFE is Morgan Stanley's Europe, Australia and Far East Index, an unmanaged index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. The Lipper International Small Cap Funds Average is calculated from the performance of a group of small cap international funds, including Acorn International. For the six-month, one-year, three-year and "Life" periods above, the group consisted of 28, 24, 11 and 3 funds, respectively. The Lipper International Funds Average is an average of all international funds tracked by Lipper, excluding the International Small Cap Funds group. This group consisted of 425, 372, 202 and 97 funds for the six-month, one-year, three-year and "Life" periods ended June 30, 1997, respectively. All indexes are unmanaged and returns include reinvested dividends.

  The following table shows Acorn USA's investment performance for various periods ended June 30, 1997 compared to various indexes:

                                                       TOTAL RETURNS
                                            ------------------------------------
                                            2ND QUARTER          SINCE INCEPTION
                                               1997     6 MONTHS     (9/4/96)
                                            ----------- -------- ---------------
ACORN USA..................................    16.0%     14.3%        33.2%
Russell 2000...............................    16.2%     10.2%        20.1%
S&P Mid Cap 400 Index......................    14.7%     13.0%        25.0%
Standard & Poor's 500 Index................    17.5%     20.6%        37.2%
Lipper Small Cap Funds Average.............    17.1%      9.0%        17.2%

  The Russell 2000 is formed by taking the largest 3,000 public companies and then eliminating the largest 1,000, leaving a good small company index. The Standard & Poor's 500 Stock Index is a broad market value-weighted average, blue-chip dominated. The S&P Mid Cap 400 Index is a market value-weighted index of 400 stocks that are in the next tier down in size from the S&P 500. The Lipper Small Cap Funds Average is an average of all U.S. small cap funds tracked by Lipper Analytical Services, Inc., which consisted of 486, 467 and 422 funds for the second quarter, 6 months and "Since Inception" periods ended June 30, 1997, respectively. All indexes are unmanaged and returns include reinvested dividends.

  Comparative Fees and Expense Ratios. The trustees also considered and compared Acorn Fund's and Acorn International's advisory fees and total expense ratios to comparable mutual funds.

  For Acorn Fund, Lipper provided the trustees with comparative information on the fees and expenses of a universe composed of all retail bank-related and nonbank small company growth funds (66 funds) having average net assets greater than $250 million.

  The trustees found that the rate of advisory fee paid by Acorn Fund to WAM under the old advisory agreement was 31 basis points (or 40%) lower than the median advisory fee paid by the funds in the Lipper-selected universe.

  In addition, the board noted Lipper's conclusion that Acorn Fund's total expense ratio (.57%) for 1996 was 84.1 basis points (or 60%) lower than the median expense ratio of 1.41%. The trustees realized that Acorn Fund had the lowest expense ratio in the Lipper universe. Lastly, the board acknowledged that, had the new fee arrangement been in place throughout 1996, Acorn Fund's total expense ratio (.86%) would have been the second-lowest in the same comparison group.

  The trustees reviewed Acorn Fund's total expense ratio (assuming that the new fee arrangement had been in place) compared to averages of groups of mutual funds tracked by Lipper for the period ended August 16, 1997. The table below shows the average management fee and total expense ratio of all mutual funds tracked by Lipper as of August 16, 1997 in each category: retail money market funds -- 844 funds; taxable fixed income funds -- 1,551 funds; general equity funds -- 2,274 funds; mid cap funds -- 182 funds; and small cap funds -- 396 funds. The Lipper data are for the most recent fiscal years of each fund as of August 1997; Acorn Fund's pro forma information is for the six months ended June 30, 1997.

                                     RETAIL TAXABLE                      ACORN
                                     MONEY   FIXED  GENERAL  MID  SMALL  FUND -
                                     MARKET INCOME  EQUITY   CAP   CAP  PROPOSED
                                     FUNDS   FUNDS   FUNDS  FUNDS FUNDS   FEES
                                     ------ ------- ------- ----- ----- --------
Management Fee......................  .36%    .49%    .73%   .76%  .79%   .69%
Total Expense Ratio.................  .73%   1.08%   1.46%  1.46% 1.50%   .87%

  Impact of the Proposed Fees on Performance. The trustees also reviewed information on the impact on Acorn Fund's performance of the proposed new fees. The following table compares Acorn Fund's actual average annual total return and cumulative total return (both calculated as described in Acorn's prospectus) to what those returns would have been if the new fee arrangements had been in place throughout Acorn Fund's life and what the returns would have been if Acorn Fund's total expenses throughout its life had been equal to the average total expense ratio of all 396 small cap funds tracked by Lipper as of August 20, 1997, based on the most recent fiscal year data available at that date. As shown in the chart below, the new fee arrangements would have resulted in a decrease of only one-tenth of 1% in Acorn Fund's average annual total return over its life:

                                              PERIODS ENDED JUNE 30, 1997
                                       -----------------------------------------
                                       1 YEAR 5 YEARS 10 YEARS 20 YEARS  LIFE*
                                       ------ ------- -------- -------- --------
Average annual total return
  Actual.............................. 17.8%   19.3%    15.1%     17.5%    16.8%
  Pro forma--proposed fees............ 17.5%   19.0%    14.9%     17.4%    16.7%
  Pro forma--average fee.............. 16.9%   18.4%    14.3%     16.8%    16.2%
Cumulative total return
  Actual.............................. 17.8%  142.0%   309.1%  2,435.5% 6,648.2%
  Pro forma--proposed fees............ 17.5%  139.1%   300.3%  2,358.1% 6,413.6%
  Pro forma--average fee.............. 16.9%  133.1%   281.1%  2,142.8% 5,736.5%

---------
    *   From June 10, 1970.

  The graph below is another way of looking at some of the same information. This graph compares the value at June 30, 1997 of $10,000 invested at Acorn Fund's inception on June 10, 1970 based on (i) the actual fee arrangements since inception and (ii) the proposed new fee arrangement.

                  VALUE OF A $10,000 INVESTMENT IN ACORN FUND
                          JUNE 10, 1970-JUNE 30, 1997

                             [GRAPH APPEARS HERE]

               ACTUAL     PROPOSED
6/10/70        10,000      10,000
6/30/70         9,695       9,696
   1971        17,398      17,381
   1972        20,562      20,530
   1973        13,635      13,613
   1974        12,507      12,485
   1975        15,952      15,910
   1976        20,503      20,433
   1977        26,617      26,498
   1978        30,096      29,947
   1979        40,132      39,906
   1980        49,114      48,799
   1981        64,187      63,739
   1982        53,693      53,284
   1983        87,777      87,038
   1984        79,420      78,664
   1985       107,114     105,974
   1986       141,433     139,736
   1987       164,954     162,735
   1988       169,952     167,398
   1989       204,231     200,746
   1990       229,699     225,341
   1991       226,552     221,762
   1992       278,840     272,451
   1993       393,416     383,624
   1994       404,707     393,572
   1995       458,857     445,093
   1996       572,745     554,233
6/30/97       674,822     651,364

  WAM's Operations. WAM provided to the board information on WAM's revenues and expenses in connection with its services to the Funds, based on WAM's internal cost allocations. In considering that information, the trustees considered the indirect benefits that WAM might realize from its relationship to the Funds, including the use (for the Funds and for WAM's other clients) of investment research provided by brokers in return for brokerage commissions. The board also considered the ownership and governance structure of WAM, including the restructuring that will occur as of January 1, 1998 (simultaneously with effectiveness of the new agreement), as described under "Information About WAM--Ownership and Management of WAM."

  The trustees noted that the investment style WAM uses in managing the Acorn Funds is labor intensive. The Acorn Funds attempt to add value by researching and investing in lesser known names. Aside from the additional resources required of research in companies that generally are not followed by investment houses on Wall Street, the demand on WAM's resource also has increased as a result of the rapid expansion of the universe of small cap companies--as of August 31, 1997, there were more than 3,400 small cap companies (companies with market capitalizations between $100 million and $1 billion whose securities are publicly traded) in the U.S. alone, and Acorn Fund had over 250 stocks in its portfolio. Typically, each WAM analyst manages about 40 securities in the Acorn Funds' portfolios and follows many more issuers that are being considered. In its continued effort to stay ahead of the increasing number of small cap funds in the U.S., WAM needs additional resources.

  The trustees noted that the market for talented investment personnel has become fiercely competitive in recent years as a result of the growth in the investment management industry. The board recognized that WAM must be able to attract and retain highly qualified portfolio managers and analysts. The board concluded that the proposed increase in the advisory fee arrangements is necessary to maintain the viability of the relationship between WAM and Acorn Fund. The trustees believe that the increase in the advisory fee to be paid by Acorn Fund will enable WAM to increase its investments in computer systems and professional and client servicing staff, which will enhance WAM's current portfolio management and research capabilities and improve shareholder services, thereby benefiting the Fund.

  Other Factors. Other factors considered by the board include: arrangements for distribution of the Funds' shares; the nature, cost and quality of non-investment management services provided by WAM; anticipated enhancements in the services to be provided by WAM to the Funds and the costs associated with providing such services; and other organizational information relating to WAM, its advisory personnel and its investment decision-making processes. In considering the services provided by WAM other than management of the Funds' portfolios, the board noted that WAM provides to the Funds shareholder servicing and accounting services that many mutual funds pay other organizations to provide. Acorn Fund and its shareholders have benefited from expanded shareholder services and improved systems of trading, recordkeeping and accounting provided by WAM. Under the old agreements, WAM provides all accounting and administrative services required by the Funds, and provides services to shareholders of the Funds that supplement the services provided by the Funds' transfer agent, without separate compensation. The board concluded that it would be appropriate to have a separate agreement, with a separate fee, for those services, which will more closely reflect the nature and cost structure of those services, and concluded that .05% of each Fund's assets was approximately WAM's cost to provide the services covered by the administration agreement. The board also concluded that it was highly desirable for all the Funds to operate under agreements with the same general structures and, therefore, decided that the division between advisory and administrative services was appropriate for Acorn International and Acorn USA, too.

  During the review process, the committee and the board consulted with Bell, Boyd & Lloyd, the Trust's legal counsel.

CONCLUSION OF THE BOARD OF TRUSTEES

  After considering the report and recommendation of the committee and the factors and information described above, the board of trustees concluded that the new advisory agreement is fair and reasonable. THE TRUSTEES, INCLUDING A MAJORITY OF THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF ACORN OR WAM, UNANIMOUSLY VOTED TO APPROVE THE NEW ADVISORY AGREEMENT AND RECOMMEND THAT THE SHAREHOLDERS OF THE FUNDS VOTE FOR ITS APPROVAL.

INFORMATION ABOUT WAM

  WAM serves as the investment adviser for the Funds and for other institutional accounts. At June 30, 1997, WAM had approximately $6.3 billion under management, including the Funds.

 Other Investment Companies Advised by WAM

  In addition to serving as investment adviser to Acorn, WAM is also investment adviser to Wanger Advisors Trust ("WAT"), an open-end management investment company with two series--Wanger U.S. Small Cap and Wanger International Small Cap (the "WAT Funds"). Shares of the WAT Funds are currently sold only to certain life insurance company separate accounts to fund variable annuity and variable life insurance contracts, and certain pension plans.

  The following table shows the total net assets of each of the WAT Funds at June 30, 1997, and the current rates of WAM's compensation:

                             ASSETS AT      RATE OF COMPENSATION PAID TO WAM
NAME OF FUND                  6/30/97    (AS A PERCENTAGE OF AVERAGE NET ASSETS)
------------                ------------ ---------------------------------------
Wanger U.S. Small Cap.....  $199,915,469    1.00% of the first $100 million;
                                             0.95% of the next $150 million;
                                             0.90% in excess of $250 million
Wanger International Small
  Cap ....................  $129,875,876    1.30% of the first $100 million;
                                             1.20% of the next $150 million;
                                             1.10% in excess of $250 million

 Ownership and Management of WAM

  The following information relates to the ownership and management of WAM itself, not the Funds or their portfolios. Portfolio management decisions for the Funds are made by their portfolio managers, working with WAM's team of analysts. Ralph Wanger serves as chief strategist for all the Acorn Funds. The Funds' portfolio managers are:

  . ACORN FUND--Ralph Wanger is lead portfolio manager and Charles P. McQuaid is co-portfolio manager. Mr. Wanger has been Acorn Fund's portfolio manager since Acorn Fund was founded in 1970 and Mr. McQuaid has played a key role on Acorn Fund's management team since 1978.

  . ACORN INTERNATIONAL--Leah J. Zell is Acorn International's lead portfolio manager. She has been working with Acorn's foreign securities since 1984 and has been a member of Acorn International's management team since it began in 1992.

  . ACORN USA--Robert A. Mohn is Acorn USA's lead portfolio manager and has served in that capacity since Acorn USA was started in September 1996. Mr. Mohn has been a member of the management team for Acorn Fund since 1992.

  WAM is a limited partnership managed by its general partner, Wanger Asset Management, Ltd. ("WAM Ltd."). Ralph Wanger, Charles P. McQuaid, Terence M. Hogan, Leah J. Zell, Marcel P. Houtzager and Robert A. Mohn, all of whom are officers of Acorn, are the current limited partners of WAM. Their addresses and principal occupations are included under "More Information About Acorn-- Organization and Management of the Trust," below. WAM and WAM Ltd. are located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

  WAM is committed to providing partnership opportunities to its growing number of talented portfolio managers and analysts. To accomplish that goal, WAM and WAM Ltd. are being restructured to reflect more closely WAM's team approach to management and to recognize the contributions made by WAM's rising stars. WAM Ltd. has been controlled by Mr. Wanger, and WAM has been controlled by Mr. Wanger with the consent of one or more of the other limited partners, but each is evolving into an organization controlled by its partners or shareholders collectively. New mechanisms are being created to facilitate the admission of new limited partners to WAM and to give new limited partners an equity interest in WAM Ltd., which will continue to be WAM's general partner. Mr. Wanger's interests in WAM Ltd. and in WAM are being reduced to less than a majority, although Mr. Wanger will continue to have the largest interest in each.

  WAM's team approach to portfolio management is mirrored in the management of the business of WAM and WAM Ltd. If the new advisory agreement is approved by shareholders, then (effective as of the same time the new agreement is effective), voting control will change. On matters submitted to the shareholders of WAM Ltd., each shareholder will have one vote (or a lesser vote in the case of new shareholders). With certain exceptions (including for extraordinary transactions, for which Mr. Wanger's consent will be required), decisions will be made by majority vote. Because WAM currently operates largely by consensus, little change is expected to result from implementation of this "majority rule" system. However, until effectiveness of the new advisory agreement (and new advisory agreements between WAM and Wanger Advisors Trust), Mr. Wanger, with the consent of one or more of the other limited partners, has the right to require voting in accordance with WAM's governing documents.

  WAM's restructuring recognizes the importance of the contributions made to WAM, and the Funds, by a broader, more diverse group of people than founded WAM in 1992. By expanding participation in ownership and management, WAM will retain its independence while rewarding those who have been responsible for WAM's and Acorn's success.

DESCRIPTION OF THE NEW ADVISORY AGREEMENT

  The proposed new agreement is attached to this proxy statement as Exhibit A. The discussion here is only a summary and for more details you should refer to the new agreement.

  Under the new agreement, subject to the overall supervision and control of the board of trustees, WAM will have supervisory responsibility for the general management and investment of the Funds' assets, just as it does under the old agreements. WAM is authorized to make the decisions to buy and sell securities, options and futures contracts and other assets for the Funds, to place the Funds' portfolio transactions with broker-dealers, and to negotiate the terms of such transactions, including brokerage commissions, on behalf of the Funds. WAM is authorized to exercise discretion within the Funds' policy concerning allocation of portfolio brokerage, as permitted by law, including but not limited to Section 28(e) of the Securities Exchange Act of 1934, and in so doing shall not be required to make any reduction in its investment advisory fees. The new agreement also provides that WAM shall furnish to Acorn at WAM's own expense, office space and all necessary office facilities, equipment and personnel required to provide its services; all expenses of marketing shares of the Funds; and all expenses of placement of securities orders and related bookkeeping. These provisions are essentially unchanged from the old agreements.

  Under the new agreement, each Fund is obligated to pay all of its expenses other than those paid by WAM as set forth above, including taxes and charges for auditing and legal services, custodian and transfer agent fees, expenses of shareholder and trustees meetings, registration, filing and other fees in connection with requirements of regulatory authorities, and the printing and mailing of reports to shareholders. Except for the trade association dues for Acorn Fund and Acorn International discussed above, this provision is essentially unchanged from the old agreements.

  Like the old agreements, the new agreement provides that neither WAM nor any of its partners, officers, agents or employees shall be liable to Acorn or its shareholders for any loss suffered by Acorn or its shareholders as a result of any error of judgment, or any loss arising out of any investment, or as a consequence of any other act or omission of WAM in the performance of its duties, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of WAM, or by reason of reckless disregard by WAM of its obligations and duties.

  If approved by shareholders, the new agreement will be signed and become effective on January 1, 1998. It will continue in effect through June 30, 1999, and thereafter from year to year so long as its continuance as to each Fund is approved at least annually (i) by the board of trustees or by the holders of a "majority [of that Fund's] outstanding voting securities" as defined in the Investment Company Act of 1940; and (ii) by a majority of the members of Acorn's board of trustees who are not otherwise affiliated with Acorn or WAM, cast in person at a meeting called for that purpose. Any amendment to the new agreement must be approved in the same manner. The new agreement may be terminated as to a Fund without penalty by the vote of the board of trustees of Acorn or the shareholders of that Fund (by a majority as defined in the Investment Company Act) on sixty days' written notice to WAM or by WAM on sixty days' written notice to the Fund, and will terminate automatically in the event of its assignment.

  The fees payable by a Fund under the new agreement are the obligation only of that Fund and impose no liability on the other Funds.

DETAILS ABOUT THE OLD AGREEMENTS

  WAM currently serves as investment adviser to the Funds under advisory agreements dated: Acorn Fund--May 1, 1993; Acorn International--September 15, 1992; and Acorn USA--September 3, 1996. The Acorn Fund agreement was last approved by shareholders at a meeting held April 27, 1993. The Acorn International and Acorn USA agreements were approved by each Fund's initial shareholder before those Funds began offering their shares to the public. All of the old agreements were continued by the board of trustees at a meeting held May 27, 1997.

DESCRIPTION OF THE ADMINISTRATION AGREEMENT

  If the new advisory agreement is approved by shareholders, Acorn and WAM will enter into a new administration agreement relating to the Funds. You are not being asked to approve the administration agreement. This information is being given to provide a fuller understanding of how the new advisory agreement and the administration agreement will work together. The effective and termination dates, and the continuation provisions of the administration agreement are the same as those of the new advisory agreement. The form of administration agreement is attached to this proxy statement as Exhibit B and you should refer to Exhibit B for more information than can be provided in this summary.

  Under the administration agreement, WAM will provide administrative and clerical services to the Funds, including, among others, recordkeeping, compliance with and reporting under federal and state securities laws, financial and accounting services, shareholder services and corporate secretarial services to the Trust. WAM will assume the expenses of maintaining personnel and providing office space and other facilities necessary to perform its obligations under the administration agreement. Acorn will continue to pay the fees and expenses of its lawyers, auditors, transfer agent and blue sky service providers.

  WAM may enter into agreements with one or more other persons to provide services under the administration agreement, provided that those agreements have been approved by the board of trustees. WAM will be as fully responsible to the Trust and the Funds for the acts or omissions of any such service providers as it would be for its own acts or omissions. WAM will not be liable to the Trust or any Fund for any error of judgment or mistake of law or for any loss arising out of any act or omission by WAM or any of its officers, agents, employees or affiliates, or any service providers except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the administration agreement.

  As described above, each Fund will pay WAM for its services under the administration agreement a fee accrued daily and paid monthly at the annual rate of 0.05% of that Fund's average daily net assets.

VOTING

  The shareholders of each Fund will vote separately on approval of the new advisory agreement. Approval of the new advisory agreement for a Fund requires the approval of the lesser of (a) 67 percent or more of the voting shares of that Fund present at the meeting, if the holders of more than 50 percent of the outstanding shares of that Fund are present or represented by proxy, or
(b) more than 50 percent of the outstanding shares of that Fund.

  If the new agreement is not approved as to a Fund, that Fund will continue to operate under the old agreement and the implementation of the proposed voting procedures which would result from the restructuring of WAM would be deferred. However, the board of trustees would consider whether any other action should be taken, which might include submission of another proposed agreement for approval by shareholders.

BOARD RECOMMENDATION

  THE BOARD OF TRUSTEES OF ACORN, INCLUDING ALL OF THE TRUSTEES WHO ARE NOT AFFILIATED WITH WAM, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE FOR THE APPROVAL OF THE NEW ADVISORY AGREEMENT BETWEEN THE TRUST AND WAM.

                                  PROPOSAL 2
                     RATIFICATION OF SELECTION OF AUDITORS

  The board of trustees recommends that the shareholders ratify the board of trustees' selection of Ernst & Young LLP as independent public accountants for the Trust for the fiscal year ending December 31, 1997.

  For the year ended December 31, 1996, Ernst & Young LLP examined the financial statements of the Trust and provided consultation on financial accounting, reporting and tax matters. Representatives of Ernst & Young LLP will be present at the Meeting and will have an opportunity to make a statement if they desire to do so. They also will be available to respond to appropriate questions presented at the meeting.

  The shareholders of each Fund will vote separately on ratification of the selection of auditors. Approval of the selection of auditors for a Fund requires the affirmative vote of a majority of the shares of the Fund represented at the Meeting in person or by proxy, if a quorum is present.

  The board of trustees of Acorn, including all of the trustees who are not affiliated with Acorn, unanimously recommends that shareholders of the Funds vote for ratification of the selection of auditors.

                         MORE INFORMATION ABOUT ACORN

ORGANIZATION AND MANAGEMENT OF THE TRUST

  The Trust is a Massachusetts business trust organized on April 21, 1992. The Trust is an open-end management investment company, currently with three series: Acorn Fund, Acorn International and Acorn USA. Acorn Fund began operations in 1970 as The Acorn Fund, Inc., and was reorganized as the Acorn Fund series of the Trust effective June 30, 1992. Acorn International and Acorn USA began operations on September 23, 1992 and September 4, 1996, respectively.

  The Trust is governed by a board of trustees, which is responsible for protecting the interests of the shareholders of the Funds. The trustees are experienced executives and professionals who meet at regular intervals to oversee the activities of the Trust and the Funds. A majority of the trustees are not otherwise affiliated with Acorn or WAM.

  The officers and trustees of the Trust are:

 NAME, BIRTHDATE, ADDRESS       BOARD
 AND POSITION(S) WITH THE       MEMBER                PRINCIPAL OCCUPATION
          TRUST                 SINCE                DURING LAST FIVE YEARS
 ------------------------       ------               ----------------------
 IRVING B. HARRIS,               1970          Chairman of the executive
 8/4/1910                                      committee and director, Pittway
 Trustee and Chairman                          Corporation (multi-product
 Two North LaSalle Street                      manufacturer and publisher);
 Chicago, Illinois 60602                       chairman, William Harris
                                               Investors, Inc. (investment
                                               adviser); chairman, The Harris
                                               Foundation (charitable
                                               foundation); director, Teva
                                               Pharmaceutical Industries, Inc.
                                               (pharmaceutical manufacturer).
 RALPH WANGER, 6/21/1934         1970          Trustee and president, Wanger
 Trustee and President*                        Advisors Trust; principal, Wanger
 227 West Monroe Street                        Asset Management, L.P.
 Suite 3000
 Chicago, Illinois 60606
 JAMES H. LORIE,                 1970          Retired; Eli B. and Harriet B.
 2/23/1922 Trustee and                         Williams Professor of Business
 Vice Chairman                                 Administration Emeritus,
 1101 East 58th Street                         University of Chicago Graduate
 Chicago, Illinois 60637                       School of Business; director,
                                               Ardco, Inc. (refrigeration
                                               equipment manufacturer);
                                               director, Thornburg Mortgage
                                               Asset Corp. (REIT) and Santa Fe
                                               Natural Tobacco.
 LEO A. GUTHART,                 1994          Vice chairman, Pittway
 9/26/1937                                     Corporation (multi-product
 Trustee                                       manufacturer and publisher);
 165 Eileen Way                                chief executive officer, Pittway
 Syosset, New York 11791                       Corporation's Security Group of
                                               Companies which includes: ADEMCO
                                               (manufacturer of alarm
                                               equipment), ADI (distributor of
                                               security equipment), Fire
                                               Burglary Instruments (supplier of
                                               security control panels), Alarm
                                               Net (cellular radio service),
                                               First Alert Professional (alarm
                                               dealers) and Cylink Corporation
                                               (supplier of encryption
                                               equipment) (chairman); director,
                                               AptarGroup, Inc. (producer of
                                               dispensing valves, pumps and
                                               closures); chairman of the board

 NAME, BIRTHDATE, ADDRESS            BOARD
 AND POSITION(S) WITH THE            MEMBER        PRINCIPAL OCCUPATION
          TRUST                      SINCE        DURING LAST FIVE YEARS
 ------------------------            ------       ----------------------
                                            of trustees, Hofstra University;
                                            chairman, Tech Transfer Island
                                            Corp. (private investment
                                            partnership); director, Long
                                            Island Research Institute.
 JEROME KAHN, JR.,                    1987  Vice president, William Harris
 4/13/1934                                  Investors, Inc. (investment
 Trustee                                    adviser); director, Pittway
 Two North LaSalle                          Corporation (multi-product
 Street,                                    manufacturer and publisher).
 Suite 505
 Chicago, Illinois 60602
 DAVID C. KLEINMAN,                   1972  Senior lecturer in business
 10/12/1935                                 administration, University of
 Trustee                                    Chicago Graduate School of
 1101 East 58th Street                      Business; business consultant;
 Chicago, Illinois 60637                    director, Irex Corporation
                                            (insulation contractor).
 CHARLES P. MCQUAID,                  1992  Trustee and senior vice
 8/27/1953                                  president, Wanger Advisors Trust;
 Trustee and Senior Vice President*         principal and director of
 227 West Monroe Street,                    research, Wanger Asset
 Suite 3000                                 Management, L.P.
 Chicago, Illinois 60606
 ROGER S. MEIER,                      1991  President, AMCO, Inc. (investment
 1/18/1926                                  and real estate management);
 Trustee                                    director, Fred Meyer, Inc.
 1211 S. W. Fifth Avenue                    (retail chain); board member, Key
 Portland, Oregon 97204                     Bank of Oregon (banking);
                                            chairman of Investment Council
                                            and member of Committee of Legacy
                                            Systems (hospital); executive
                                            director and chairman of
                                            investment committee, Portland
                                            Art Museum.
 ADOLPH MEYER, JR.,                   1970  President, Gulco Corp. (leather
 11/26/1923                                 manufacturer).
 Trustee
 1511 West Webster Avenue
 Chicago, Illinois 60614

                                    OFFICERS

 NAME, BIRTHDATE, ADDRESS
           AND
   POSITION(S) WITH THE                            PRINCIPAL OCCUPATION
          TRUST                                   DURING LAST FIVE YEARS
 ------------------------                         ----------------------
 TERENCE M. HOGAN, 2/18/1962                Vice president, Wanger Advisors
 Vice President                             Trust; principal, Wanger Asset
 227 West Monroe Street,                    Management, L.P.
 Suite 3000
 Chicago, Illinois 60606

 NME, BIRTHDATE, ADDRESS ANDA
    POSITION(S) WITH THE                               PRINCIPAL OCCUPATION
           TRUST                                      DURING LAST FIVE YEARS
----------------------------                          ----------------------
  LEAH J. ZELL, 5/23/1949                       Vice president, Wanger Advisors
  Vice President                                Trust; principal, analyst, and
  227 West Monroe Street,                       portfolio manager, Wanger Asset
  Suite 3000                                    Management, L.P.
  Chicago, Illinois 60606
  MARCEL P. HOUTZAGER, 10/26/1960               Vice president, Wanger Advisers
  Vice President                                Trust; Principal, analyst, and
  227 West Monroe Street,                       portfolio manager, Wanger Asset
  Suite 3000                                    Management, L.P.
  Chicago, Illinois 60606
  ROBERT A. MOHN,                               Vice president, Wanger Advisors
  9/13/1961                                     Trust; Principal, analyst and
  Vice President                                portfolio manager, Wanger Asset
  227 West Monroe Street,                       Management, L.P.
  Suite 3000
  Chicago, Illinois 60606
  MERRILLYN J. KOSIER, 12/10/1959               Senior vice president, Wanger
  Senior Vice President                         Advisors Trust; director of
  and Secretary                                 marketing and shareholder
  227 West Monroe Street,                       services, Wanger Asset
  Suite 3000                                    Management, L.P., since September
  Chicago, Illinois 60606                       1993; prior thereto, vice
                                                president of marketing, Kemper
                                                Financial Services, Inc.
  BRUCE H. LAUER,                               Vice president and treasurer,
  7/22/1957                                     Wanger Advisors Trust; chief
  Vice President and Treasurer                  administrative officer, Wanger
  227 West Monroe Street,                       Asset Management, L.P. since
  Suite 3000                                    April 1995; prior thereto, first
  Chicago, Illinois 60606                       vice president, investment
                                                accounting, Kemper Financial
                                                Services, Inc.
  KENNETH A. KALINA, 8/4/1959                   Assistant treasurer, Wanger
  Assistant Treasurer                           Advisors Trust; Fund controller,
  227 West Monroe Street,                       Wanger Asset Management, L.P.,
  Suite 3000                                    since September 1995; prior
  Chicago, Illinois 60606                       thereto, treasurer of the Stein
                                                Roe Mutual Funds.

---------
   * Messrs. McQuaid and Wanger are trustees who are "interested persons" of Acorn as defined in the Investment Company Act of 1940, and of WAM. Messrs. Harris, Lorie, and Wanger are members, and Mr. McQuaid is an alternate member, of the executive committee of Acorn's board of trustees, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions. As of June 30, 1997, no officer or trustee of Acorn owned beneficially greater than 1% of the outstanding shares of any Fund.

DISTRIBUTION OF SHARES OF THE FUNDS

  Shares of the Funds are distributed by WAM Brokerage Services, L.L.C., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606 ("WAM BD"), the Trust's distributor and principal underwriter. As distributor, WAM BD offers shares of each Fund to investors in states where the shares are qualified for sale, at net asset value without sales commissions or other sales loads to the investor. In addition, no sales commission or "12b-1" payment is paid by the Funds. WAM BD offers the Funds' shares only on a best efforts basis. WAM bears all sales and marketing expenses, including the cost of prospectuses and other materials used for promotional purposes by WAM BD.

                      MORE INFORMATION ABOUT THE MEETING

  DATE OF MAILING. This proxy statement and enclosed proxy are being mailed to shareholders on or about October 24, 1997.

  SHAREHOLDERS. At the record date, the Funds had the following numbers of shares outstanding:

    Acorn Fund, 199,823,379 shares

    Acorn International, 89,832,933 shares, and

    Acorn USA, 10,396,599 shares.

Of those shares, The Illinois Deferred Compensation Plan held 17,053,031 shares of Acorn Fund (8.53% of the outstanding shares); Charles Schwab & Co., Inc. held 12,450,272 shares of Acorn International (13.86% of the outstanding shares) and 755,753 shares of Acorn USA (7.27% of the outstanding shares) as holder of record, but not beneficially; National Financial Services Corporation held 1,156,439 shares of Acorn USA (11.12% of the outstanding shares) as holder of record, but not beneficially; and Firstcinco Reinvest held 977,175 shares of Acorn USA (9.40% of the outstanding shares) as holder of record, but not beneficially. No individual is known to the management to beneficially own 5% or more of the outstanding shares of the Trust at the record date.

  HOW PROXIES WILL BE VOTED. All proxies solicited by the board of trustees that are properly executed and received prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy. If no instructions are specified, shares will be voted for both proposals.

  HOW PROXIES ARE BEING SOLICITED. Solicitation of proxies by personal interview, mail, telephone and electronic mail may be made by officers and trustees of Acorn and employees of WAM, none of whom will receive any additional compensation for such service, and third-party solicitation agents.

All costs incurred in connection with the Meeting (including the cost of solicitation of proxies) will be paid by Acorn, except that costs related to WAM's restructuring will be paid by WAM. Acorn has engaged D.F. King & Co., Inc. (referred to below as D.F. King) to assist in the solicitation of proxies, for a fee not to exceed $7,500 plus reasonable out-of-pocket expenses for mailing and telephone costs.

  You may call D.F. King toll free at 1-888-414-5566 and authorize D.F. King to sign a proxy on your behalf. In addition, as the meeting date approaches, you may receive a call from a representative of D.F. King if Acorn has not yet received your vote. D.F. King may ask you for authority, by telephone, to permit D.F. King to sign a proxy on your behalf. D.F. King will record all instructions it receives from shareholders by telephone, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth below. The trustees believe those procedures are reasonably designed to determine accurately the shareholder's identity and voting instructions.

  The trustees have been advised by counsel that Massachusetts law and Acorn's Agreement and Declaration of Trust permit voting by shareholders in accordance with these procedures.

  When soliciting a proxy by telephone, the D.F. King representative is required to ask you for your full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), the number of shares of a Fund owned and to confirm that you have received the proxy statement in the mail. The D.F. King representative will then explain the voting process. D.F. King is not permitted to recommend to you how to vote, other than to read any recommendation included in the proxy statement. D.F. King will record your instructions and transmit them to the official tabulator and, within 72 hours, send you a letter or mailgram to confirm your vote. That letter will also ask you to call D.F. King immediately if the confirmation does not reflect your instructions correctly.

  If you wish to participate in the Meeting, but do not wish to give a proxy by telephone, you can still submit the proxy card received with the proxy statement or attend in person. You can revoke any proxy, whether given in writing or by telephone, in accordance with the procedures outlined below under "Revoking a Proxy."

  REVOKING A PROXY. At any time before it has been voted, you may revoke your proxy by: (1) sending a letter saying that you are revoking your proxy to the Vice President and Secretary of Acorn Investment Trust at the Trust's offices located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; (2) properly executing a later-dated proxy; (3) attending the meeting, requesting return of any previously delivered proxy and voting in person; or (4)
if you authorized D.F. King to execute a proxy on your behalf, by calling D.F. King toll free at 1-888-414-5566 and revoking that authorization.

  QUORUM, VOTING AT THE MEETING AND ADJOURNMENT. Shareholders of each Fund will vote separately on Proposals 1 and 2.

  Approval of Proposal 1 for a Fund will require the affirmative vote of the lesser of (a) 67 percent or more of the voting shares of that Fund present at the meeting, if the holders of more than 50 percent of the outstanding voting shares of that Fund are present or represented by proxy, or (b) more than 50 percent of the outstanding voting shares of that Fund. Abstentions and broker non-votes will have the practical effect of a "No" vote if adoption of Proposal 1 is to be determined pursuant to item (a) and will have no effect on the outcome of the vote if adoption of Proposal 1 is to be determined pursuant to item (b).

  Approval of Proposal 2 for a Fund will require the affirmative vote of a majority of the shares of that Fund represented at the Meeting in person or by proxy, if a quorum is present. Abstentions and broker non-votes will have the practical effect of a "No" vote on Proposal 2.

  Thirty percent of the shares entitled to vote present in person or represented by proxy constitutes a quorum for the transaction of business at the meeting. On proposals for which shareholders of a Fund vote separately, thirty percent of the shares of the Fund entitled to vote at the meeting present in person or represented by proxy constitutes a quorum of that Fund. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes will be treated as shares that are present at the meeting but have not been voted.

  If a quorum is not present in person or by proxy at the meeting, or if a quorum is present at the meeting but not enough votes to approve a proposal are received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any proposal for adjournment for a Fund will require the vote of a majority of the shares of that Fund represented at the meeting in person or by proxy. A vote may be taken on one of the proposals in this proxy statement before adjournment if a quorum is present and sufficient votes have been received for approval.

                                 OTHER MATTERS

  The board of trustees of Acorn knows of no other matters that are intended to be brought before the meeting. If other matters are presented for action, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.

                             SHAREHOLDER PROPOSALS

  Acorn is not required, and does not intend, to hold annual meetings of shareholders. Therefore, no date can be given by which a proposal by a shareholder for consideration at such a meeting must be submitted. Any such proposal should be submitted in writing to the Secretary of the Trust at its principal offices at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606-5016. Upon submitting a proposal, the shareholder shall provide the Trust with a written notice which includes the shareholder's name and address, the number of Shares of each Fund that such shareholder holds of record or beneficially, the dates upon which such Shares were acquired, and documentary support for a claim of beneficial ownership.

                                 By order of the Board of Trustees,

                                 /s/ Merrillyn J. Kosier
                                 Merrillyn J. Kosier

                                 Senior Vice President and Secretary

October 24, 1997

                                                                      EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT

  ACORN INVESTMENT TRUST, a Massachusetts business trust registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end diversified management investment company ("Acorn"), and WANGER ASSET MANAGEMENT, L.P., a Delaware limited partnership registered under the Investment Advisers Act of 1940 as an investment adviser ("WAM"), agree that:

  1. ENGAGEMENT OF WAM. Acorn appoints WAM to furnish investment advisory and other services to Acorn for its series designated Acorn Fund, Acorn International and Acorn USA (each, a "Fund"), and WAM accepts that appointment, for the period and on the terms set forth in this agreement.

  If Acorn establishes one or more series in addition to the Funds named above with respect to which it desires to retain WAM as investment adviser hereunder, and if WAM is willing to provide such services under this agreement, Acorn and WAM may add such new series to this agreement, by written supplement to this agreement. Such supplement shall include a schedule of compensation to be paid to WAM by Acorn with respect to such series and such other modifications of the terms of this agreement with respect to such series as Acorn and WAM may agree. Upon execution of such a supplement by Acorn and WAM, that series will become a Fund hereunder and shall be subject to the provisions of this agreement to the same extent as the Funds named above, except as modified by the supplement.

  2. SERVICES OF WAM.

  (a) INVESTMENT MANAGEMENT. Subject to the overall supervision and control of Acorn's board of trustees (the "Board"), WAM shall have supervisory responsibility for the general management and investment of the Funds' assets. WAM shall comply with the 1940 Act and with all applicable rules and regulations of the Securities and Exchange Commission, the provisions of the Internal Revenue Code applicable to the Funds as regulated investment companies, the investment policies and restrictions, portfolio transaction policies and the other statements concerning the Funds in Acorn's agreement and declaration of trust, bylaws, and registration statements under the 1940 Act and the Securities Act of 1933 (the "1933 Act"), and policy decisions and procedures adopted by the Board from time to time.

  WAM is authorized to make the decisions to buy and sell securities and other assets for the Funds, to place the Funds' portfolio transactions with broker-dealers, and to negotiate the terms of such transactions including brokerage commissions on brokerage transactions, on behalf of the Funds.

WAM is authorized to exercise discretion within the Funds' policy concerning allocation of its portfolio brokerage, as permitted by law, including but not limited to section 28(e) of the Securities Exchange Act of 1934, and in so doing shall not be required to make any reduction in its investment advisory fees.

  (b) REPORTS AND INFORMATION. WAM shall furnish to the Board periodic reports on the investment strategy and performance of the Funds and such additional reports and information as the Board or the officers of Acorn may reasonably request.

  (c) CUSTOMERS OF FINANCIAL INSTITUTIONS. It is understood that WAM may, but shall not be obligated to, make payments from its own resources to financial institutions (which may include banks, broker-dealers, recordkeepers, administrators and others) that provide, either directly or through agents, administrative and other services with respect to shareholders who are customers of such institutions, including establishing shareholder accounts, assisting Acorn's transfer agent with respect to recording purchase and redemption transactions, advising shareholders about the status of their accounts, current yield and dividends declared and such related services as the shareholders or the Funds may request.

  (d) CONFIDENTIALITY. WAM shall treat confidentially and as proprietary information of Acorn all records and other information relating to Acorn or to prior, present or potential shareholders of Acorn, and will not use such records or information for any purpose other than in the performance of its responsibilities and duties hereunder, except (i) after prior notification to and approval by Acorn, (ii) when so requested by Acorn, or (iii) as required by applicable law or regulation, provided that, in the case of any disclosure pursuant to applicable law or regulation, WAM shall, to the extent it is reasonably able to do so, provide Acorn with prior notice in order to allow Acorn to contest such request, requirement or order.

   (e) BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, WAM agrees to maintain records relating to its services under this agreement, and further agrees that all records that it maintains for Acorn are the property of Acorn and to surrender promptly to Acorn any of such records upon Acorn's request. WAM further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 3la-1 under the 1940 Act.

  (f) STATUS OF WAM. WAM shall for all purposes herein be deemed to be an independent contractor and not an agent of Acorn and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Acorn in any way. WAM agrees to notify the Trust promptly of any change in the identity of WAM's general partner.

  3. EXPENSES TO BE PAID BY TRUST. Except as otherwise provided in this agreement or any other contract to which Acorn is a party, Acorn shall pay all expenses incidental to its organization, operations and business, including, without limitation:

    (a) all charges of depositories, custodians, sub-custodians and other agencies for the safekeeping and servicing of its cash, securities and other property and of its transfer agents and registrars and its dividend disbursing and redemption agents, if any;

    (b) all charges of its administrator, if any;

    (c) all charges of legal counsel and of independent auditors;

    (d) all compensation of trustees other than those affiliated with WAM or Acorn's administrator, if any, and all expenses incurred in connection with their services to Acorn;

    (e) all expenses of preparing, printing and distributing notices, proxy solicitation materials and reports to shareholders of the Funds;

    (f) all expenses of meetings of shareholders of the Funds;

    (g) all expenses of registering and maintaining the registration of Acorn under the 1940 Act and of shares of the Funds under the 1933 Act, including all expenses of preparation, filing and printing of annual or more frequent revisions of the Funds' registration statements under the 1940 Act and 1933 Act, and of supplying each then existing shareholder or beneficial owner of shares of the Funds of a copy of each revised prospectus or supplement thereto, and of supplying a copy of the statement of additional information upon request to any then existing shareholder;

    (h) all costs of borrowing money;

    (i) all expenses of publication of notices and reports to shareholders and to governmental bodies or regulatory agencies;

    (j) all taxes and fees payable to federal, state or other governmental agencies, domestic or foreign, and all stamp or other taxes;

    (k) all expenses of printing and mailing certificates for shares of a Fund;

    (l) all expenses of bond and insurance coverage required by law or deemed advisable by the Board;

    (m) all expenses of qualifying and maintaining qualification of, or providing appropriate notification of intention to sell relating to, shares of the Funds under the securities laws of the various states and other jurisdictions, and of registration and qualification of Acorn under any other laws applicable to Acorn or its business activities;

    (n) all fees, dues and other expenses related to membership of Acorn in any trade association or other investment company organization; and

    (o) any extraordinary expenses.

  In addition to the payment of expenses, Acorn shall also pay all brokers' commissions and other charges relating to the purchase and sale of portfolio securities for each Fund.

  4. ALLOCATION OF EXPENSES PAID BY ACORN. Any expenses paid by Acorn that are attributable solely to the organization, operation or business of a Fund or Funds shall be paid solely out of the assets of that Fund or Funds. Any expense paid by Acorn that is not solely attributable to a Fund or Funds, nor solely to any other series of Acorn, shall be apportioned in such manner as Acorn or Acorn's administrator determines is fair and appropriate, or as otherwise specified by the Board.

  5. EXPENSES TO BE PAID BY WAM. WAM shall furnish to Acorn, at WAM's own expense, office space and all necessary office facilities, equipment and personnel required to provide its services pursuant to this agreement. WAM shall also assume and pay all expenses of marketing shares of the Funds and all expenses of placement of securities orders and related bookkeeping.

  6. COMPENSATION OF WAM. For the services to be rendered and the expenses to be assumed and to be paid by WAM under this agreement, Acorn shall pay to WAM fees accrued daily and paid monthly at the annual rates shown below:

  ACORN FUND

      ASSETS                                                         RATE OF FEE
      ------                                                         -----------
      First $700 million............................................    0.75%
      $700 million to $2 billion....................................    0.70%
      In excess of $2 billion.......................................    0.65%

  ACORN INTERNATIONAL

      ASSETS                                                         RATE OF FEE
      ------                                                         -----------
      First $100 million............................................    1.20%
      $100 million to $500 million..................................    0.95%
      In excess of $500 million.....................................    0.75%

  ACORN USA

      ASSETS                                                         RATE OF FEE
      ------                                                         -----------
      First $200 million............................................    0.95%
      In excess of $200 million.....................................    0.90%

The fees attributable to each Fund shall be a separate charge to such Fund and shall be the several (and not joint or joint and several) obligation of each such Fund.

  7. SERVICES OF WAM NOT EXCLUSIVE. The services of WAM to Acorn under this agreement are not exclusive, and WAM shall be free to render similar services to others so long as its services under this agreement are not impaired by such other activities.

  8. SERVICES OTHER THAN AS ADVISER. Within the limits permitted by law, WAM may receive compensation from Acorn for other services performed by it for Acorn which are not within the scope of the duties of WAM under this agreement, including the provision of brokerage services.

  9. STANDARD OF CARE. To the extent permitted by applicable law, neither WAM nor any of its partners, officers, agents or employees shall be liable to Acorn or its shareholders for any loss suffered by Acorn or its shareholders as a result of any error of judgment, or any loss arising out of any investment, or as a consequence of any other act or omission of WAM in the performance of its duties under this agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of WAM, or by reason of reckless disregard by WAM of its obligations and duties under this agreement.

  10. EFFECTIVE DATE, DURATION AND RENEWAL. This agreement shall become effective on January 1, 1998. Unless terminated as provided in Section 11, this agreement shall continue in effect as to a Fund until June 30, 1999 and thereafter from year to year only so long as such continuance is specifically approved at least annually (a) by a majority of those trustees who are not interested persons of Acorn or of WAM, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board or vote of the holders of a "majority of the outstanding shares" of that Fund (which term as used throughout this agreement shall be construed in accordance with the definition of "vote of a majority of the outstanding voting securities of a company" in section 2(a)(42) of the 1940 Act).

  11. TERMINATION. This agreement may be terminated as to a Fund at any time, without payment of any penalty, by the Board, or by a vote of the holders of a majority of the outstanding shares of that Fund, upon 60 days' written notice to WAM. This agreement may be terminated by WAM at any time upon 60 days' written notice to Acorn. This agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act).

  12. AMENDMENT. This agreement may not be amended as to a Fund without the affirmative vote (a) of a majority of those trustees who are not

"interested persons" (as defined in section 2(a)(19) of the 1940 Act) of Acorn or of WAM, voting in person at a meeting called for the purpose of voting on such approval, and (b) of the holders of a majority of the outstanding shares of that Fund.

  13. NON-LIABILITY OF TRUSTEES AND SHAREHOLDERS. All obligations of Acorn hereunder shall be binding only upon the assets of Acorn (or the appropriate
Fund) and shall not be binding upon any trustee, officer, employee, agent or shareholder of Acorn. Neither the authorization of any action by the Trustees or shareholders of Acorn nor the execution of this agreement on behalf of Acorn shall impose any liability upon any trustee, officer or shareholder of Acorn.

  14. NOTICES. Any notice, demand, change of address or other communication to be given in connection with this agreement shall be given in writing and shall be given by personal delivery, by registered or certified mail or by transmittal by facsimile or other electronic medium addressed to the recipient as follows:

     If to WAM:   Wanger Asset Management, L.P.
                  Attention: Ralph Wanger
                  227 West Monroe Street, Suite 3000
                  Chicago, Illinois 60606
                  Telephone: 312 634-9200
                  Facsimile: 312 634-0016
     If to Acorn: Acorn Investment Trust
                  227 West Monroe Street, Suite 3000
                  Chicago, Illinois 60606
                  Telephone: 312 634-9200
                  Facsimile: 312 634-1919
                  with a copy to:
                  Bell, Boyd & Lloyd
                  Attention: Janet D. Olsen
                  Three First National Plaza, Suite 3300
                  Chicago, Illinois 60602
                  Telephone: 312/372-1121
                  Facsimile: 312/372-2098

  All notices shall be conclusively deemed to have been given on the day of actual delivery thereof and, if given by registered or certified mail, on the fifth business day following the deposit thereof in the mail and, if given by facsimile or other electronic medium, on the day of transmittal thereof.

  15. GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with the laws of the State of Illinois and the laws of the United States of America applicable to contracts executed and to be performed therein.

Dated: January 1, 1998

                                 Acorn Investment Trust

                                 By ___________________________________________
                                              Ralph Wanger, President

                                 Wanger Asset Management, L.P.
                                 By Wanger Asset Management, Ltd.,
                                 Its General Partner

                                 By ___________________________________________
                                              Ralph Wanger, President

                                                                      EXHIBIT B

                           ADMINISTRATION AGREEMENT

  ACORN INVESTMENT TRUST, a Massachusetts business trust registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end diversified management investment company ("Acorn"), on its own behalf and on behalf of each of the Funds listed on Schedule A, as such Schedule shall be amended from time to time (each, a "Fund," together, the "Funds"), and WANGER ASSET MANAGEMENT, L.P., a Delaware limited partnership ("WAM"), agree that:

  1. APPOINTMENT AND ACCEPTANCE. Acorn hereby appoints WAM to act as Administrator of the Funds, subject to the supervision and direction of the Board of Trustees of Acorn (the "Board"), as hereinafter set forth. WAM hereby accepts such appointment and agrees to furnish or cause to be furnished the services contemplated by this Agreement.

  2. DUTIES OF WAM.

  (a) WAM shall perform or arrange for the performance of the following administrative and clerical services:

    1) maintain and preserve the books and records, including financial and corporate records, of Acorn as required by law or otherwise for the proper operation of Acorn;

    2) supervise the preparation and, subject to approval by Acorn, filing of registration statements and amendments thereto, notices, reports, tax returns and other documents required by U.S. Federal, state and other applicable laws and regulations (other than state "blue sky" laws), including proxy materials and periodic reports to Fund shareholders;

    3) oversee the preparation and filing of registration statements, notices, reports and other documents required by state "blue sky" laws, and oversee the monitoring of sales of shares of the Funds for compliance with state securities laws;

    4) calculate and publish the net asset value of each Fund's shares, including provision of and payment for any third party pricing services;

    5) calculate dividends and distributions and performance data for each Fund, and prepare other financial information regarding Acorn;

    6) oversee and assist in the coordination of, and, as the Board may reasonably request or deem appropriate, make reports and recommendations to the Board on, the performance of administrative and professional services rendered to the Funds by others, including the custodian, registrar, transfer agent and dividend disbursing agent, shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable;

    7) furnish corporate secretarial services to Acorn, including, without limitation, preparation or supervision of the preparation by Acorn's counsel, of materials necessary in connection with meetings of the Board, including minutes, notices of meetings, agendas and other Board materials;

    8) provide Acorn with the services of an adequate number of persons competent to perform the administrative and clerical functions described herein;

    9) provide Acorn with administrative office and data processing facilities;

     10) arrange for payment of each Fund's expenses;

     11) provide routine accounting services to the Funds, and consult with Acorn's officers, independent accountants, legal counsel, custodian, and transfer and dividend disbursing agent in establishing the accounting policies of Acorn;

    12) prepare such financial information and reports as may be required by any banks from which Acorn borrows funds;

    13) develop and implement procedures to monitor each Fund's compliance with regulatory requirements and with each Fund's investment policies and restrictions as set forth in each Fund's currently effective Prospectus and Statement of Additional Information filed under the Securities Act of 1933, as amended;

    14) provide for the services of principals and employees of WAM who may be appointed as officers of Acorn, including the President, Vice Presidents, Treasurer, Secretary and one or more assistant officers;

    15) provide services to shareholders of the Funds, including responding to shareholder inquiries regarding, among other things, share prices, account balances, dividend amounts and payment dates, and changes in account registrations or options, to the extent not provided by a Fund's transfer agent; and

    16) provide such assistance to the Investment Adviser, the custodian, other Trust service providers and Acorn's counsel and auditors as generally may be required to carry on properly the business and operations of Acorn.

  Acorn agrees to deliver, or cause to be delivered, to WAM, on a timely basis, such information as may be necessary or appropriate for WAM's performance of its duties and responsibilities hereunder, including but not limited to, shareholder reports, records of transactions, valuations of investments and records of expenses borne by each Fund, and WAM shall be entitled to rely on the accuracy and completeness of such information in performing its duties hereunder.

  (b) In providing for any or all of the services listed in section 2(a) hereof, and in satisfaction of its obligations to provide such services, WAM may enter into agreements with one or more other persons to provide such services to Acorn, provided that any such agreement shall have been approved by the Board, and provided further that WAM shall be as fully responsible to Acorn and the Funds for the acts and omissions of any such service providers as it would be for its own acts or omissions hereunder.

  (c) All activities of WAM shall be conducted in accordance with Acorn's agreement and declaration of trust, bylaws and registration statement, under the supervision and direction of the Board, and in conformity with the 1940 Act and other applicable federal and state laws and regulations.

  3. EXPENSES OF WAM. WAM assumes the expenses of and shall pay for maintaining the staff and personnel necessary to perform its obligations under this agreement, and shall at its own expense provide office space, facilities, equipment and the necessary personnel which it is obligated to provide under section 2(a) hereof, except that Acorn shall pay the fees and expenses of its legal counsel, auditors and any blue sky service providers. In addition, WAM shall be responsible for the payment of any persons engaged pursuant to section 2(b) hereof. Acorn shall assume and pay or cause to be paid all other expenses of the Funds.

  4. COMPENSATION OF WAM. For the services provided to Acorn and each Fund by WAM pursuant to this Agreement, each Fund shall pay WAM for its services, a fee accrued daily and paid monthly at the annual rate of 0.05% of such Fund's average daily net assets.

  5. LIMITATION OF LIABILITY OF WAM. WAM shall not be liable to Acorn or any Fund for any error of judgment or mistake of law or for any loss arising out of any act or omission by WAM, including officers, agents and employees of WAM and its affiliates, or any persons engaged pursuant to section 2(b) hereof, in the performance of its duties hereunder, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties hereunder.

  6. ACTIVITIES OF WAM. The services of WAM under this Agreement are not exclusive, and WAM and its affiliates shall be free to render similar services to others and services to Acorn in other capacities.

  7. DURATION AND TERMINATION OF THIS AGREEMENT.

  (a) This Agreement shall become effective on January 1, 1998 and shall continue in effect with respect to each Fund until June 30, 1999, and thereafter from year to year so long as such continuation is specifically approved at least annually by the Board, including a majority of the members of the Board who are not "interested persons" of Acorn within the meaning of the 1940 Act and who have no direct or indirect interest in this agreement; provided, however, that this agreement may be terminated at any time without the payment of any penalty, on behalf of any or all of the Funds, by Acorn, by the Board or, with respect to any Fund, by "vote of a majority of the outstanding voting securities" (as defined in the 1940 Act) of that Fund, or by WAM, in each case on not less than 60 days' written notice to the other party. This Agreement shall terminate automatically in the event of its "assignment" as defined in the 1940 Act.

  (b) WAM hereby agrees that the books and records prepared hereunder with respect to Acorn are the property of Acorn and further agrees that upon the termination of this agreement or otherwise upon request WAM will surrender promptly to Acorn copies of the books and records maintained or required to be maintained hereunder, including in such machine-readable form as agreed upon by the parties, in accordance with industry practice, where applicable.

  8. AMENDMENT. This Agreement may be amended by the parties hereto only if such amendment is specifically approved by the Board and such amendment is set forth in a written instrument executed by each of the parties hereto.

  9. GOVERNING LAW. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Illinois as at the time in effect and the applicable provisions of the 1940 Act. To the extent that the applicable law of the State of Illinois, or any provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

  10. COUNTERPARTS. This Agreement may be executed by the parties hereto in counterparts and if so executed, the separate instruments shall constitute one agreement.

  11. NOTICES. All notices or other communications hereunder to either party shall be in writing and shall be deemed to be received on the earlier date of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid. Notice shall be addressed:

     If to WAM:     Wanger Asset Management, L.P.
                    Attention: Ralph Wanger
                    227 West Monroe Street, Suite 3000
                    Chicago, Illinois 60606
                    Telephone: 312 634-9200
                    Facsimile: 312 634-1919

     If to Acorn:   Acorn Investment Trust
                    227 West Monroe Street, Suite 3000
                    Chicago, Illinois 60606
                    Telephone: 312 634-9200
                    Facsimile: 312 634-0016

                    with a copy to:

                    Bell, Boyd & Lloyd
                    Attention: Janet D. Olsen
                    Three First National Plaza, Suite 3300
                    Chicago, Illinois 60602
                    Telephone: 312 372-1121
                    Facsimile: 312 372-2098

or at such other address as either party may designate by written notice to the other. Notice shall also be deemed sufficient if given by telex, telecopier, telegram or similar means of same day delivery (with a confirming copy by mail as provided herein).

  12. SEPARATE FUNDS. This Agreement shall be construed to be made by Acorn as a separate agreement with respect to each Fund, and under no circumstances shall the rights, obligations or remedies with respect to a particular Fund be deemed to constitute a right, obligation or remedy applicable to any other Fund.

  13. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior arrangements, agreements or understandings.

  14. NON-LIABILITY OF TRUSTEES AND SHAREHOLDERS. All obligation of Acorn hereunder shall be binding only upon the assets of Acorn (or the appropriate
Fund) and shall not be binding upon any trustee, officer, employee, agent or shareholder of Acorn. Neither the authorization of any action by the Trustees or shareholders of Acorn nor the execution of this agreement on behalf of Acorn shall impose any liability upon any trustee, officer or shareholder of Acorn.

  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Dated: January 1, 1998

                                 Acorn Investment Trust


                                 By _____________________________
                                       Ralph Wanger, President


                                 Wanger Asset Management, L.P.
                                 By Wanger Asset Management, Ltd.,
                                 Its General Partner


                                 By _____________________________
                                    Ralph Wanger, President

                                  SCHEDULE A
                        to the Administration Agreement
                                    between
                            Acorn Investment Trust
                                      and
                         Wanger Asset Management, L.P.
           FUNDS TO WHICH THE ADMINISTRATION AGREEMENT IS APPLICABLE

                                  Acorn Fund
                              Acorn International
                                   Acorn USA

Dated: January 1, 1998

                                  Acorn Investment Trust


                                  By ____________________________
                                       Ralph Wanger, President


                                  Wanger Asset Management, L.P.
                                  By Wanger Asset Management, Ltd.,
                                  Its General Partner


                                  By ____________________________
                                     Ralph Wanger, President

PROXY                                                                 ACORN FUND
--------------------------------------------------------------------------------

               Special Meeting of Shareholders - December 9, 1997
           This Proxy is Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints RALPH WANGER, CHARLES P. McQUAID AND MERRILLYN
J. KOSIER and each or any of them, as proxies, with full power of substitution, to vote all shares of Acorn Fund represented by this proxy which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on December 9, 1997, and at any adjournments thereof, with all powers the undersigned would possess if personally present at such meeting.

The board of trustees recommends a Vote FOR Proposals 1 and 2.

1. Approval of a proposed new Investment Advisory Agreement between Acorn Investment Trust and Wanger Asset Management, L.P. relating to each of Acorn Fund, Acorn International and Acorn USA.

              FOR _______    AGAINST _______     ABSTAIN _______

2. Ratification of selection of Ernst & Young LLP as the Funds' independent public accountants for the fiscal year ending December 31, 1997.

              FOR _______    AGAINST _______     ABSTAIN _______

3. In their sole discretion on any other matters properly coming before the meeting or any adjournment or adjournments thereof.

                   (Please DATE AND SIGN on the reverse side and return this proxy promptly in the enclosed envelope.)

                         (continued from reverse side)

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2, and in the sole discretion of the Proxies upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

                                Dated__________________________,1997


                                ------------------------------------------------
                                Signature


                                ------------------------------------------------
                                Signature if held jointly

IMPORTANT: Please date and sign exactly as your name appears hereon. When signing as executor, administrator, trustee, agent, attorney, guardian, or corporate officer, please set forth your full title. Joint owners must each sign.

PROXY                                                        ACORN INTERNATIONAL
--------------------------------------------------------------------------------

               Special Meeting of Shareholders - December 9, 1997
           This Proxy is Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints RALPH WANGER, CHARLES P. McQUAID AND MERRILLYN
J. KOSIER and each or any of them, as proxies, with full power of substitution, to vote all shares of Acorn International represented by this proxy which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on December 9, 1997, and at any adjournments thereof, with all powers the undersigned would possess if personally present at such meeting.

The board of trustees recommends a Vote FOR Proposals 1 and 2.

1. Approval of a proposed new Investment Advisory Agreement between Acorn Investment Trust and Wanger Asset Management, L.P. relating to each of Acorn Fund, Acorn International and Acorn USA.

              FOR _______    AGAINST _______     ABSTAIN _______

2. Ratification of selection of Ernst & Young LLP as the Funds' independent public accountants for the fiscal year ending December 31, 1997.

              FOR _______    AGAINST _______     ABSTAIN _______

3. In their sole discretion on any other matters properly coming before the meeting or any adjournment or adjournments thereof.

                   (Please DATE AND SIGN on the reverse side and return this proxy promptly in the enclosed envelope.)

                         (continued from reverse side)

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2, and in the sole discretion of the Proxies upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

                                Dated__________________________,1997


                                ------------------------------------------------
                                Signature


                                ------------------------------------------------
                                Signature if held jointly


IMPORTANT: Please date and sign exactly as your name appears hereon. When signing as executor, administrator, trustee, agent, attorney, guardian, or corporate officer, please set forth your full title. Joint owners must each sign.

PROXY                                                                  ACORN USA
--------------------------------------------------------------------------------

               Special Meeting of Shareholders - December 9, 1997
           This Proxy is Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints RALPH WANGER, CHARLES P. McQUAID AND MERRILLYN
J. KOSIER and each or any of them, as proxies, with full power of substitution, to vote all shares of Acorn USA represented by this proxy which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on December 9, 1997, and at any adjournments thereof, with all powers the undersigned would possess if personally present at such meeting.

The board of trustees recommends a Vote FOR Proposals 1 and 2.

1. Approval of a proposed new Investment Advisory Agreement between Acorn Investment Trust and Wanger Asset Management, L.P. relating to each of Acorn Fund, Acorn International and Acorn USA.

              FOR _______    AGAINST _______     ABSTAIN _______

2. Ratification of selection of Ernst & Young LLP as the Funds' independent public accountants for the fiscal year ending December 31, 1997.

              FOR _______    AGAINST _______     ABSTAIN _______

3. In their sole discretion on any other matters properly coming before the meeting or any adjournment or adjournments thereof.

                   (Please DATE AND SIGN on the reverse side and return this proxy promptly in the enclosed envelope.)

                         (continued from reverse side)

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2, and in the sole discretion of the Proxies upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

                                Dated__________________________,1997


                                ------------------------------------------------
                                Signature


                                ------------------------------------------------
                                Signature if held jointly

IMPORTANT: Please date and sign exactly as your name appears hereon. When signing as executor, administrator, trustee, agent, attorney, guardian, or corporate officer, please set forth your full title. Joint owners must each sign.